EXHIBIT 10.2

                             CERTIFICATE OF MERGER

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                             CERTIFICATE OF MERGER

     The undersigned corporations pursuant to C.R.S. ss. 7-111-105, hereby execute the following certificate of merger:

                                  ARTICLE ONE

     The names of the corporations proposing to merge are Life USA, Inc., a dissolved corporation which was organized under the laws of the State of Colorado and was administratively dissolved on November 1, 1999, and Life USA, Inc., which was organized under the laws of the State of Colorado on April 24, 2002 ("Life USA, Inc.").

                                  ARTICLE TWO

     The surviving corporation shall be Life USA, Inc. organized on April 24, 2002. The name of the surviving corporation shall be Life USA, Inc. and it shall be governed by the laws of the State of Colorado. The address of the principal office of Life USA, Inc. is 1020 W. Timbervale Trail, Highlands Ranch, CO 80219.

                                 ARTICLE THREE

     The terms and conditions of the merger are set forth in the Plan of Merger attached hereto and incorporated herein by reference.

                                  ARTICLE FOUR

     As to each corporation, the shareholders of which were required to vote for approval, the number of shares voted for the plan was sufficient for approval.

                                  ARTICLE FIVE

     The adoption of the Plan of Merger and the performance of the terms thereof have been duly approved by the Boards of Directors as Trustees of the dissolved corporation, Life USA, Inc. and Life USA, Inc., and all provisions of the law of the State of Colorado have been complied with.

                                  ARTICLE SIX

     Pursuant to Section 7-111-105(2), the merger is to be effective on April 25, 2002.


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     IN WITNESS WHEREOF,  each of the undersigned  constituents has caused these articles of merger to be executed in its name by an officer as of the 25 day of April, 2002.



                                        LIFE USA, INC.
                                        a dissolved Colorado corporation


                                        Board of Directors
                                        Acting as Trustees

                                        By: /s/Mark S. Urich